Exhibit 99.1 Investor Presentation Delek Logistics MLP & Energy Infrastructure Conference - May 2019

Disclaimers Forward Looking Statements: These slides and any accompanying oral and written presentations contain forward-looking statements by Delek Logistics Partners, LP (defined as “we”, “our”, “DKL” or “Delek Logistics”) that are based upon our current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are "forward-looking statements," as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: our substantial dependence on Delek US Holdings, Inc. (“Delek US” or “DK”) (NYSE: DK) or its assignees and their respective ability to pay us under our commercial agreements; the age and condition of our assets and operating hazards and other risks incidental to transporting, storing and gathering crude oil, and intermediate and refined products including, without limitation, costs, penalties, regulatory or legal actions and other effects related to releases, spills and tank failures; the timing and extent of changes in commodity prices and demand for refined products; the suspension, reduction or termination of Delek US's or its assignees' or any third-party's obligations under our commercial agreements; the results of our investments in joint ventures; the ability to secure commercial agreements with Delek US or third parties upon expiration of existing agreements; an inability of Delek US to grow as expected as it relates to our potential future growth opportunities, including dropdowns, and other potential benefits, the impact of adverse market conditions affecting the utilization of our assets and business performance; our ability to make third party acquisitions and successfully integrate acquired businesses; adverse changes in laws including with respect to tax and regulatory matters; and other factors discussed in our filings with the United States Securities and Exchange Commission. Forward looking statements include, but are not limited to, statements regarding: distributions per LP unit growth; growth, financial strength, refining capacity, flexibility, strategic positioning and crude access of our sponsor; growth of Permian Basin production, production economics and efficiencies, takeaway capacities, access thereto by our sponsor and our ability to benefit therefrom; growth, dropdowns and organic projects including the amount and value thereof, EBITDA therefrom and our ability to successfully complete such transactions; contractual arrangements with our sponsor or others and their terms, fees and volumes; improved performance, financial flexibility, coverage and leverage; our joint venture projects including the growth, benefits, operations and risks thereof; our pipelines including current or future demand, capacity, tariffs, growth and profitability; and benefits to our wholesale business from Permian activity or otherwise. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management's good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. We undertake no obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek Logistics believes that the presentation of earnings before interest, taxes, depreciation and amortization (“EBITDA”), forecasted annualized EBITDA, distributable cash flow and distribution coverage ratio provides useful information to investors in assessing its financial condition, its results of operations and cash flow its business is generating. Distributable cash flow is calculated as net cash flow from operating activities plus or minus changes in assets and liabilities, less maintenance capital expenditures net of reimbursements and other adjustments not expected to settle in cash. EBITDA, distributable cash flow and distribution coverage ratio should not be considered in isolation or as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA, distributable cash flow and distribution coverage ratio have important limitations as analytical tools because they exclude some, but not all, items that affect net income and net cash provided by operating activities. Additionally, because EBITDA and distributable cash flow may be defined differently by other partnerships in its industry, Delek Logistics' definitions may not be comparable to similarly titled measures of other partnerships, thereby diminishing their utility. Please see reconciliations of EBITDA and distributable cash flow to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix. 2

# Investment Overview

| | |
|---|---|
| **Overview (NYSE: DKL)** | • Current Price: $30.50/unit [1]<br>• Market Capitalization: $744 million [1]<br>• Current Distribution: $0.820/LP unit qtr.; $3.28/LP unit annualized [2]<br>• Current Yield: 10.69% [1] [2]<br>• Distribution per LP unit growth rate target = minimum of 10% annually through 2019 |
| **1Q19 Highlights** | • Net Income of $19.7 million, Net cash from operating activities $26.2 million<br>• Distributable Cash Flow $29.0 million, DCF coverage ratio 1.06x [3]<br>• EBITDA of $39.4 million increased by 14% year-over year [3]<br>• Results reduced by $1.2 million primarily due to turnaround at DK's El Dorado refinery<br>• Quarterly distribution increased by 9% year-over-year |
| **Balance Sheet Positioned to Support Growth** | • $389 million credit available at March 31, 2019<br>• Leverage ratio of 4.17x as of March 31, 2019<br>• Supports growth options for DKL |
| **Growing EBITDA Paline Pipeline** | • Paline pipeline incentive tariff of $0.75/ bbl expired on Feb. 28, 2019<br>• FERC rate of $1.57/bbl in effect<br>• Expected $900,000/mnth EBITDA benefit[3] |
| **Permian Basin Platform** | • Big Spring logistics assets<br>• Paline Pipeline allows shippers to take advantage of crude oil differentials<br>• West Texas wholesale marketing gross margin still strong - $3.56/bbl in 1Q19<br>• Platform benefitting from increased Permian Basin crude oil drilling activity |

(1) Based on price per common limited unit as of close of trading on May 13, 2019.
(2) Annualized distribution based on quarterly distribution for quarter ended March 31, 2019 paid on May 14, 2019 to unitholders of record on May 7, 2019.
(3) For reconciliation of distributable cash flow and DCF coverage ratio to net cash from operating activities please refer to page 28, EBITDA to net income for DKL please see page 29 and for Paline forecasted EBITDA to forecasted net income please see page 31.

3

# Delek US – A Growth Oriented, Financially Strong Partner

| | |
|---|---|
| **Operational Strength** | • 302,000 bpd of refining capacity in Texas, Arkansas, Louisiana<br>• Access to crude / product terminals, pipeline and storage assets |
| **Financial Strength** | • Current DK $2.7 billion equity market value and $3.5 billion enterprise value(1)(2)<br>• At March 31, 2019 Delek US had $71.6 million net debt position excluding DKL and $984 million in cash (1) |
| **Growth Oriented** | • Doubled in size in July 2017 with acquisition of Alon USA; Increased Permian Basin position and logistics asset base (4)<br>• Announced midstream growth projects to be developed by Delek US – Big Spring Gathering System and exploring long haul crude oil pipeline options |

## Strategically Located Refineries Provide Crude Oil Supply Flexibility and Broad Product Distribution(1)

### Refining (1)

- 302,000 bpd in total
  - El Dorado, AR
  - Tyler, TX
  - Big Spring, TX
  - Krotz Springs, LA
- Crude oil supply: 262,000 bpd WTI linked (207,000 bpd of Permian access)


CUSHING
WOODFORD BASIN
PERMIAN BASIN
WICHITA FALLS
LUBBOCK
ALBUQUERQUE
BIG SPRING
DALLAS
WEST TEXAS GULF
TYLER
SAN ANGELO
AMDEL
EL PASO
TUCSON
EAGLE FORD BASIN
RED RIVER
PALINE
MILLENNIUM
LITTLE ROCK
EL DORADO
LOLA
MEMPHIS
MID VALLEY
NASHVILLE
BRENTWOOD
ST JAMES
KROTZ SPRINGS
DELEK REFINERIES
DKL TERMINAL
DELEK ASPHALT TERMINAL
DELEK RENEWABLES
RETAIL CITIES
THIRD PARTY TERMINAL
DKL CRUDE PIPELINE
DKL JOINT VENTURE CRUDE PIPELINES
THIRD PARTY CRUDE PIPELINES
THIRD PARTY PRODUCT PIPELINES
LONGVIEW, TEXAS
CORPORATE HEADQUARTERS

### Logistics (3)

- 10 terminals (5)
- Approx. 1,290 mi of pipeline
- 11.4 million bbls of storage capacity
- West Texas wholesale
- Joint venture crude oil pipelines: RIO / Caddo
- Own 63.4%, incl. 2% GP, of DKL

### Retail

- Approximately 300 stores
- Southwest US locations
- Largest licensee of 7-Eleven stores in the US
- West Texas wholesale marketing business

1) Data presented as of March 31, 2019 financial statements in the Delek US 10-Q filed on May 8, 2019.
2) As of May 13, 2019 trading for Delek US stock.
3) The logistics segment for DK consists of Delek Logistics.
4) Delek US closed the Alon USA transaction on July 1, 2017.
5) Amounts include the Big Spring logistics assets drop down that closed in March 2018 with an effective date of March 1, 2018.

4

Delek Logistics Partners, LP Overview

Logistics Assets Positioned to Benefit from Permian Basin Activity Growing logistics assets support crude sourcing and product marketing for customers Pipelines/Transportation Segment • ~805 miles (1) of crude and product transportation pipelines, including the 195 mile crude oil pipeline from Longview to Nederland, TX • ~ 600 mile crude oil gathering system in AR • Storage facilities with 10 million barrels of active shell capacity • Rail offloading facility Wholesale/Terminalling Segment • Wholesale and marketing business in west Texas • 10 light product terminals: in TX, TN, AR • Approx. 1.4 million barrels of active shell capacity (1) Includes approximately 240 miles of leased pipeline capacity. 6

# Multi-Year Contracts with Firm Commitments / MVCs

## Duration of Contracts as of 1Q19 (1)



< 1 Year
1 to 3 Years
3 to 5 Years
> 5 Years
20%
27%
1%
52%

## 76% of 1Q19 Gross Margin from Minimum Volume Commitments ("MVCs")



$ in millions
$60
$50
$40
$30
$20
$10
$0
85%
79%
81%
79%
78%
73%
67%
61%
67%
69%
73%
74%
76%
$37
$39
$36
$42
$41
$45
$49
$60
$59
$58
$56
$32
$31
$28
$28
$29
$30
$28
$27
$32
$42
$43
$43
$43
1Q
2Q
3Q
4Q
2016
2017
2018
Contracted Min Gross Margin (4)
Uncontracted Gross Margin (6)
Contracted Excess Gross Margin (5)
Contracted Min Gross Margin (% of Total)

### Contract Highlights

- The Lion Pipeline System and SALA Gathering System are supported by a long-term contract that includes three take-or-pay commitments
  - Initial term of 5 years, maximum term of 15 years (2)
  - Crude oil transportation throughput of 29 MBbl/d in Q1 2019, supported by a MVC of 46 MBbl/d (3)
  - Refined products transportation throughput of 30 MBbl/d in Q1 2019, supported by a MVC of 40 MBbl/d (7)
  - Crude oil gathering throughput of 17 MBbl/d in Q1 2019, supported by a MVC of 14 MBbl/d
- East Texas wholesale marketing at: contractual agreement with DK with MVC of 50 MBbl/d at Tyler refinery
- Big Spring marketing agreement: contractual agreement with DK with MVC of 65 MBbl/d at Big Spring refinery

1) Based on percentage of 2019 gross margin earned from contracts. Duration excludes automatic renewal at Delek US' option in future periods.
2) Maximum term assumes an extension of the commercial agreement pursuant to terms thereof.
3) Volumes gathered on the SALA Gathering System will not be subject to an additional fee for transportation on the Lion Pipeline System.
4) Gross margin generated from the minimum volume commitment provisions of each contract.
5) Gross margin generated by throughput volumes above the minimum volume commitment provision of each contract.
6) Gross margin generated by assets without contracts.
7) Delek US' El Dorado refinery underwent a scheduled turnaround from Mid March to April 24, 2019

7

Financial Flexibility and Growing Distributable Cash Flow Solid Net Income and EBITDA performance since IPO in Nov. 2012 (1) $180.0 $164.0 $168.7 $160.0 $140.0 $115.0 $120.0 $97.3 $94.9 $100.0 $90.2 $69.4 $80.0 $62.8 $60.0 $ in $ millions $40.0 $20.0 $0.0 2016 2017 2018 2019 LTM Net Income EBITDA DCF supports distribution growth (2) Financial Flexibility to support continued growth $120.0 $1,200 $121.5 $122.8 $1,100 $100.0 $1,000 $900 $316.8 $393.3 $388.8 $205.3 $206.1 $80.0 $800 $83.0 $85.0 $700 $511.1 $600 $60.0 $301.4 $500 $494.7 $493.9 $533.2 $456.7 $461.2 $ in $ millions $400 $40.0 in $ millions $300 $179.9 $20.0 $200 $392.6 $100 $242.7 $243.0 $243.3 $243.5 $243.7 $244.0 $0.0 $0 2016 2017 2018 2019 LTM Distributable Cash Flow Revolver Excess Capacity Revolver Borrowings $250 million 6.75% Sr. Notes (net of discount/fees) 1) Reconciliation of EBITDA to Net Income provided on page 29. Excluded are predecessor costs related to the crude oil storage tank and rail offloading racks acquired in March 2015. 2) Reconciliation of distributable cash flow to net cash from operating activities on page 28. 8

Increased Distribution with Conservative Coverage and Leverage Distribution per unit has been increased twenty-five consecutive times since the IPO $0.790 $0.810 $0.820 $0.705 $0.715 $0.725 $0.750 $0.770 $0.630 $0.655 $0.680 $0.690 $0.550 $0.570 $0.590 $0.610 $0.475 $0.490 $0.510 $0.530 $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 MQD(1)1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Distributable Cash Flow Coverage Ratio (2)(3)(4) Avg. 1.68x in 2014 Avg. 1.35x in 2015 Avg. 1.19x in 2018 Avg. 1.35x in 2013 Avg. 1.11x in 2016 Avg. 0.97x in 2017 1.61x 2.02x 1.42x 1.67x 1.39x 1.30x 1.32x 1.35x 1.25x 1.49x 1.47x 1.06x 1.34x 1.25x 1.18x 1.20x 1.29x 1.00x 1.14x 1.03x 1.06x 0.98x 0.88x 0.97x 0.96x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Leverage Ratio (5) 4.53x 3.83x 4.60x 4.44x 4.08x 4.17x 3.21x 2.69x 2.55x 2.56x 3.00x 3.14x 3.11x 3.49x 3.48x 3.47x 3.70x 3.85x 3.88x 3.72x 3.77x 2.28x 2.40x 1.70x 1.58x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. 2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see reconciliations starting on page 28. 3) 1Q19 based on total distributions to be paid on May 14, 2019. 4) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. 9 5) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods.

Assets Positioned for Permian Basin Growth

Permian Basin Outlook Production continues to grow while incremental takeaway capacity outlook is uncertain Average Annual Crude Oil Production (Mbpd) (1) and WTI-Midland Price (2) • Steady growth has continued in production 7.00 $60.96 65.00 $58.88 $56.15 $54.58 • Drilling supported by improved technology and low 6.00 $49.88 $59.63 55.00 costs 5.00 45.00 • Midland prices still support production growth Current production March 2019: 4.1 mm bpd 4.00 35.00 • Production may outpace incremental expansion in 2019 3.00 6.0 25.00 5.4 4.8 • In 2017 and 2018 Permian production outpaced 2.00 4.2 15.00 initial forecasts 3.4 1.00 2.5 5.00 • DUCs have grown at a rapid rate to 4,021 • Short time to finish well with low capex costs - (5.00) 2017 2018 2019E 2020E 2021E 2022E Drilled but Uncompleted Wells (1) 4,500 25% 4,000 20% 3,500 3,000 15% 2,500 10% 2,000 1,500 5% 1,000 0% 500 0 -5% 4/14 8/14 4/15 8/15 4/16 8/16 4/17 8/17 4/18 8/18 12/16 12/13 12/14 12/15 12/17 12/18 DUCs Incremental DUCs of New Drills % (Rolling 12-Month) 1) Source: Company estimates; current production based on EIA for March 2019, Drilling Productivity Report, April 2019 Drilling Productivity Report. 2) WTI Midland price source: Argus – May 3, 2019; futures based on ICE/NYMEX curve. 11

Joint Venture Pipeline Projects Create platforms for future growth; Ability to leverage Permian position RIO Pipeline (Delaware Basin) • MPC (67%)/ Delek Logistics (33%) • Cost: $119 million • Capacity: 80,000 Bbl/d • Length: 109 miles • Completed: September 2016 • Benefiting from increased drilling activity in the area; offers connection to Midland takeaway pipelines Caddo Pipeline • Delek Logistics (50%)/Plains (50%) • Cost: $123 million • Capacity: 80,000 Bbl/d • Length: 80 miles • Completed: January 2017 • Provides additional logistics support to El Dorado refinery with third crude supply source • Delek US is an anchor shipper on both projects 12

Asset Overview: Paline Pipeline Provides access to Gulf Coast and ability to take advantage of crude differentials • Approximately 195 mile 42 kbpd crude oil pipeline – Longview, TX south to Beaumont • Allows shippers ability ship Midland or Cushing crude barrels to the Gulf Coast • Increased demand for space on pipeline as crude oil differentials have widened • Increased tariff • Incentive tariff of $0.75/bbl expired on Feb. 28, 2019 • Base FERC rate at $1.57/bbl in effect • Increases EBITDA by $900,000/month (1) 1) Please see page 31 for a reconciliation of forecasted EBITDA to forecasted net income. 13

# West Texas Wholesale Business

## Benefiting from Permian Basin crude oil drilling activity

- **Operates in an area around the Permian Basin; Complementary to Delek US refining/retail in region**
  - Purchases refined products from Delek US & third parties for resale at owned and third party terminals in west Texas
  - Includes ethanol blending activity
- **Positioned to benefit from positive industry dynamics:**
  - Drilling rig count currently shows 459 rigs operating in the Permian Basin[(2)]
    - Improved efficiencies in the Permian Basin have benefitted rig production levels
    - Forecast for continued production growth
    - Current takeaway pipeline capacity is adequate
    - Potential for tight production/takeaway capacity in future

**West Texas Wholesale and Marketing Gross Margin[(1)]**


($ in millions)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$8.5
$15.5
$14.0
$28.2
$8.0
$6.9
$20.3
$17.3
$5.2
$4.3
2011
2012
2013
2014
2015
2016
2017
2018
1Q18
1Q19

1) RINs gross margin benefit included in the 2013 West Texas gross margin per barrel was approximately $6.4 million, or $0.99/Bbl, 2014 gross margin included $4.6 million, or $0.75/Bbl, 2015 gross margin included $5.3 million, or $0.89/Bbl, 2016 gross margin included $6.7 million, or $1.39/bbl, 2017 gross margin included $5.6 million, or $1.11/bbl, 1Q18 gross margin included $1.1 million, or $0.81/bbl, 2Q18 gross margin included $0.8 million, or $0.71/bbl, 3Q18 gross margin included $0.3 million, or $0.29/bbl, 4Q18 gross margin included $0.3 million, or $0.27/bbl, 1Q19 gross margin included $0.3 million, or $0.27/bbl

2) Source: Baker Hughes Drilling Rig report through May 3, 2019.

14

Going Forward: Growing Midstream Assets

# Delek US Growing Midstream Asset Base

## Increasing potential future drop down inventory

### Big Spring Gathering System

- **250-mile gathering system, 300Kbpd throughput capacity**
  - Currently more than 200,000 dedicated acres
  - Points of origin: Howard, Borden, Martin and Midland counties
  - Connection to Delek US' Big Spring, TX terminal
  - Expected total capital cost: $210 million
- **Allows Delek US to get closer to wellhead to control crude oil quality and cost**
- **Expected annualized EBITDA benefit**
  - $40 to $50 million by 2022 [(1)]

### Exploring Long-Haul Pipeline Investment

- **Exploring potential options to participate in a long haul crude oil pipeline**
  - Targeting 5-7x annual EBITDA multiple over life of project
  - Big Spring gathering system can provide source of barrels for long haul pipeline
  - Focus on existing announced projects; do not want to enable additional new construction
- **Potential destinations include access to Gulf Coast terminals**
- **Delek US' investment can be potential future dropdown to DKL once fully ramped**

1) Includes benefit from quality uplift for refineries. We are unable to provide a reconciliation of this forward-looking estimate of EBITDA because certain information needed to make a reasonable forward-looking estimate of net income is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to unknown construction timing, unanticipated construction costs and other potential variables. Accordingly, a reconciliation to net income as the most comparable GAAP measure is not available without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP net income would vary substantially from the amount of EBITDA projected.

Delek LOGISTICS

16

# Organic Projects Create Larger Dropdown Inventory

## Supports Delek US' goal to generate $350 million to $370 million of annual midstream EBITDA by 2023

### Potential Growth for DKL

- **Delek US announced goal to achieve midstream target by 2023**
- **Delek Logistics provides platform to unlock logistics value**
- **Paline Pipeline tariff increase**
  - Incentive tariff of $0.75/bbl expired on Feb. 28, 2019; FERC tariff of $1.57/bbl in place
  - $900,000 monthly increase (2)
- **Krotz Springs Dropdown Inventory**
  - $30 to $34 million EBITDA / year (2)
- **Midstream Growth Projects by 2023:**
  - Other organic midstream growth projects being invested in by strong sponsor DK
    - Big Spring Gathering System
    - Potential Long Haul pipeline
    - Other organic growth

### Strong EBITDA Growth Profile Supporting Distribution Growth (1)



($ in millions)
$169
$10
$32
$150
$361
Target 2019
Note: based on DKL LTM EBITDA + incremental benefit from Paline tariff increase since 2/28/19
LTM EBITDA (2) 3/31/19
Paline Tariff (2) Increase
Krotz Springs (2) Dropdown Inventory
Midstream (3)(4) growth projects
Total Annualized (3)(4) EBITDA Potential

1) Information for illustrative purposes only to show potential based on estimated dropdown assets listed. Actual amounts will vary based on market conditions, which assets are dropped, timing of dropdowns, actual performance of the assets and Delek Logistics in the future. Expected amounts adjusted for what is captured in the LTM period.
2) Please see pages 30 and 31 for a reconciliation of EBITDA to net income for Krotz Springs drop down and Paline pipeline tariff increase respectively.
3) We are unable to provide a reconciliation of this forward-looking estimate of EBITDA because certain information needed to make a reasonable forward-looking estimate of net income is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to unknown construction timing, unanticipated construction costs and other potential variables. Accordingly, a reconciliation to net income as the most comparable GAAP measure is not available without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP net income would vary substantially from the amount of EBITDA projected.
4) Subject to final scope on economics for long-haul pipeline.

17

Several Visible Pathways for Growth Focused around developing Permian platform; Growing logistics asset base at sponsor Ability to Leverage Relationship with Delek US • Permian-based refining system with 207,000 bpd of Permian crude access (1) Midstream • Constructing Big Spring Gathering System in the Permian Basin Growth • Initiatives Exploring potential participation in one of the announced long haul crude oil pipelines • Potential for $30 to $34 million of logistics EBITDA from Krotz Springs to be dropped down to DKL in the future(2) Benefit from • High utilization rates at refineries support DKL volumes; Potential improvement in throughput capability and/or Operations flexibility at Delek US’ refineries can be supported by DKL logistics assets Financial Flexibility provides ability to be opportunistic to develop platform • $389 million of availability at March 31, 2019 on $850 million revolving credit facility Balance Sheet • Leverage ratio was 4.2x at end of March 2019 Supportive • Ability to utilize relationship with Delek US to pursue potential acquisitions (asset/corporate) • Potential growth in RIO and Caddo joint venture projects; Evaluate Paline Pipeline capacity Organic Growth • Focus on incremental improvements in existing asset base Opportunities • Support Delek US’ Permian Basin crude supply needs and gathering system development Focus on continued distribution growth • Distribution Target 10% minimum distribution per LP unit annual growth through 2019 • Driven by organic growth at DKL and potential increased drop down inventory at sponsor (1) Please see page 4 for additional information related to Delek US’ position in the Permian. (2) Please see page 17 for additional information related to potential drop down assets at Delek US and slide 30 for the EBITDA to net income reconciliation for the potential Krotz Springs drop down. 18

Current Valuation Below Peer EV-to-EBITDA DKL’s financial flexibility and growth initiatives of strong sponsor DK positions it for growth EV/EBITDA 14.0x 12.0x 10.0x 8.0x 6.0x 4.0x 2.0x 0.0x DKL ANDX HEP MPLX PBFX PSXP PAA NS MMP EPD 2019 2020 19 Avg 20 Avg (1) Data presented ending May 14, 2019 (2) Based on NASDAQ IR Insights/Factset as of May 14, 2019. 19

Majority of assets support Primarily traditional, stable Delek US’ strategically MLP assets with limited located inland refining commodity price exposure system Balance sheet positioned Inflation-indexed fees for to grow with strong most contracts sponsor DK Agreements with Delek US Majority of all margin related to capex/opex generated by long term, reimbursement and limit fee-based contracts with Delek US force majeure volume minimums abilities

Appendix

# Asset Overview: Lion Pipeline System and SALA Gathering

**Lion Pipeline System [1]**

- Provides non-gathered crude oil to Delek US' El Dorado refinery and connects to Enterprise TE Products Pipeline to move finished products.
- Crude and light product throughput can benefit from improvements at Delek US' El Dorado refinery.



Lion Pipeline System
Barrels per day
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
47,906
53,461
54,960
57,366
56,555
52,071
59,362
51,927
51,992
45,728
28,683
23,092
2014
2015
2016
2017
2018
1Q 2019 (1)
Crude Volume (bpd)
Refined product (bpd)

**SALA Gathering System**

- Provides access to local Arkansas, east Texas and north Louisiana crudes to Delek US' El Dorado refinery.
- 600 mile crude oil gathering system, primarily within a 60-mile radius of the El Dorado refinery.
- Crude price environment plays role in production from local producers.



SALA Gathering
Barrels per day
30,000
25,000
20,000
15,000
10,000
5,000
-
17,676
20,747
22,152
22,656
20,673
17,756
15,871
16,571
16,998
2011
2012
2013
2014
2015
2016
2017
2018
2019
(2)
Crude Volume (bpd)

(1) During March and April 2019 El Dorado underwent a scheduled 5 year turnaround that reduced throughputs.
(2) Delek US acquired majority ownership of Lion Oil in April 2011. Volumes in 2011 are based on 247 days of operations following the acquisition.

22

# Asset Overview: Terminalling

**Terminalling Assets [1]**

- Refined products terminalling services for Delek US and/or third parties
- Comprised of terminals located in:
  - Memphis and Nashville, TN;
  - Big Spring (asphalt and light products), Tyler, Big Sandy [1] and Mt. Pleasant, TX;
  - El Dorado and North Little Rock, AR
  - Duncan, OK
- Delek US Tyler refinery turnaround and expansion lowered volumes in 1Q15

## Primary Terminalling Asset Detail [1]

| Location | Number of Tanks | Active Shell Capacity (MBbls) | Number of Truck Loading Lanes | Truck Loading Capacity (MBbl/d) |
|---|---|---|---|---|
| Big Sandy, TX | --- | --- | 3 | 25 |
| Memphis, TN | 12 | 126 | 3 | 20 |
| Nashville, TN [2] | 10 | 128 | 2 | 15 |
| Tyler, TX | --- | --- | 11 | 91 |
| North Little Rock, AR | --- | --- | 2 | 17 |
| El Dorado, AR | --- | --- | 3 | 35 |
| Mount Pleasant, TX | 7 | 175 | 3 | 10 |
| Big Spring, TX (light products) | --- | --- | 4 | 54 |

## Terminal Count [4]



12
9
6
3
-
2011 2012 2013 2014 2015 2016 2017 2018
West Texas Wholesale
Other Terminals
Drop Down Terminals

## Volume (MBbl/d) [3]



19
13
75
97
107
122
124
159
152
2011 2012 2013 2014 2015 2016 2017 2018 1Q 2019

(1) Big Sandy was not operating during 2011, 2012 and the majority of 2013. However, contract with Delek US has a minimum throughput requirement of 5,000 Bbl/d along with a minimum storage requirement. For reporting purposes, San Angelo and Abilene terminals are included in the west Texas wholesale business. The remaining are in terminalling.
(2) Excludes approximately 10 MBbls of shell capacity that is not currently in service.
(3) Includes effect of Tyler refinery turnaround during 1Q 2015 and El Dorado turnaround in 1Q19. The Big Spring drop down closed in March 2018.
(4) Amounts include the Big Spring logistics assets drop down that closed in March 2018 with an effective date of March 1, 2018.

23

# Summary of Certain Contracts (8)

| Initial / Maximum Term[1] | Service | 1Q19 YTD Throughput (bpd)[2] | Minimum Commitment (bpd) | Current Tariff / Fee | Tariff / Fee Index[10] | Termination Provision: Refinery Shutdown | Termination Provision: Force Majeure |
|---|---|---|---|---|---|---|---|
| | | **Paline Pipeline** | | | | | |
| | Crude Oil Transportation | N/A | N/A | $1.57/Bbl[6] | FERC | N/A<br>N/A | N/A<br>N/A |
| | | **Lion Pipeline System (and SALA Gathering System)** | | | | | |
| Five / Fifteen Years | Crude Oil Transportation | 28,683 | 46,000[3] | $0.9901/Bbl[4] | FERC | After 1st two years, 12 months notice required | After 3rd year, 12 months notice; unless min. payments made then cannot be terminated by Delek Logistics |
| Five / Fifteen Years | Refined Products Transportation | 30,278 | 40,000 | $0.1164/Bbl | FERC | | |
| Five / Fifteen Years | Crude Oil Gathering | 16,998 | 14,000 | $2.6627/Bbl[4] | FERC | | |
| | | **East Texas Crude Logistics** | | | | | |
| Five / Fifteen Years | Crude Oil Transportation | 18,113 | 35,000 | $0.4660/Bbl[5] | FERC | | |
| Five / Fifteen Years | Crude Oil Storage | N/A | N/A | $291,200 per month | FERC | | |
| | | **East Texas Marketing** | | | | | |
| Ten[7] | Marketing - Tyler Refinery | 68,577 | 50,000 | $0.75420/Bbl<50 kbpd;<br>$0.7376/Bbl>50 kbpd[7] | CPI-U | | |
| | | **Memphis Terminal** | | | | | |
| Five / Fifteen Years | Dedicated Terminalling Services | 8,029 | 10,000 | $0.58239/Bbl | FERC | | |
| | | **North Little Rock Terminal** | | | | | |
| Eight / Sixteen Years | Dedicated Terminalling Services | 7,481 | 8,100 | $0.3125/Bbl | PPI-fg | | |
| Eight / Sixteen Years | Storage | N/A | N/A | $67,892per month | PPI-fg | | |
| | | **Big Sandy Terminal & Pipeline** | | | | | |
| Five / Fifteen Years | Dedicated Terminalling Services | 1,535 | 5,000 | $0.5810/Bbl | FERC | | |
| Four / Fourteen Years | Refined Products Transportation | 1,524 | 5,000 | $0.5810/Bbl | FERC | | |
| Five / Fifteen Years | Storage | N/A | N/A | $58,192 per month | FERC | | |
| | | **Tyler** | | | | | |
| Eight / Sixteen Years | Dedicated Terminalling Services | 69,198 | 50,000 | $0.3772/Bbl | PPI-fg | | |
| Eight / Sixteen Years | Storage | N/A | N/A | $883,481 per month | PPI-fg | | |
| Eight / Sixteen Years | Crude Oil Storage | N/A | N/A | $193.977 per month | PPI-fg | Not applicable to this asset | |
| | | **El Dorado** | | | | | |
| Eight / Sixteen Years | Dedicated Terminalling Services | 11,957 | 22,500 | $0.5389/Bbl | PPI-fg | | |
| Eight / Sixteen Years | Storage | N/A | N/A | $1.4 million per month | PPI-fg | | |
| Nine / Fifteen Years | Crude Oil Offloading[9] | N/A | N/A | $1.0776/bbl light; $2.4247/bbl heavy | PPI-fg | | |
| | | **Big Spring** | | | | | |
| Ten / fifteen Years | Marketing | 87,741 | 65,000 | $0.678/Bbl | PPI-fg | | |
| Ten / fifteen Years | Storage | N/A | N/A | $1.8 million per month | PPI-fg | | |
| Ten / fifteen Years | Rail Offloading | 5,196 | 4,500 | $0.400/Bbl | PPI-fg | | |
| Ten / fifteen Years | Dedicated Terminalling Services | 34,021 | 29,250 | $0.660/Bbl | PPI-fg | | |
| Ten / fifteen Years | Dedicated Terminalling Services - Asphalt | 2,104 | 1,020 to 2,380 based on seasonality | $8.30/Bbl | PPI-fg | | |
| Ten / fifteen Years | Product Pipeline connections | 25,339 | 27,300 | $0.05/Bbl | FERC | | |
| Ten / fifteen Years | Crude Pipeline connections | 32,542 | 77,000 | $0.05/Bbl | FERC | | |

Delek Logistics

24

Summary of Certain Contracts Footnotes (1) Maximum term assumes an extension of the commercial agreement pursuant to the terms thereof. Please note some terms began as early as Nov. 7, 2012. (2) Represents average daily throughput for the period indicated. (3) Excludes volumes gathered on the SALA Gathering System. (4) Volumes gathered on the SALA Gathering System will not be subject to an additional tariff fee for transportation on the Lion Pipeline System to the El Dorado refinery. (5) For any volumes in excess of 50,000 bpd, the throughput fee will be $0.699/Bbl. (6) Current tariff of $1.57 per barrel is in effect. On March 1, 2018 a TSA was implemented for $0.75/bbl at 30,000 bbl/d or greater for 1 year contract, which expired on Feb. 28, 2019. (7) Following the primary term, the marketing agreement automatically renews for successive 1-yr terms unless either party provides notice of non-renewal 10 months prior to the expiration of the then-current term. The tariff per barrel is based on volume in each period. (8) For more detailed information regarding certain contracts, refer to documents filed with the SEC, including the Annual Reports filed on Form 10-K, Quarterly Reports filed on Form 10-Q, Current Reports on Form 8-K and 8-K/A filed on Nov. 7, 2012, Jul. 31, 2013, Aug. 1, 2013, Feb. 14, 2014, April 6, 2015 and March 26, 2018. (9) Crude oil offloading throughput agreement includes an obligated minimum quarterly throughput fee of $1.6 million for throughput of a combination of light and heavy crude. (10) The tariff/fee index can increase or decrease based on the index change pursuant to each contract. (11) Big Spring throughput reflects volumes for March 2018 and not full quarter as the acquisition was effective March 1, 2018. 25

Amended and Restated Omnibus Agreement Key Provisions • Delek US will indemnify Delek Logistics for certain liabilities, including environmental and other liabilities, relating to contributed assets. • Delek US has a ROFR if Delek Logistics sells any assets that serves Delek US' refineries or the Paline Pipeline. • GP will not receive a management fee from the Partnership; Delek Logistics will pay Delek US an annual fee for G&A services and will reimburse the GP and/or Delek US for certain expenses. • Limitations on exposure to assets contributed by Delek US relative to maintenance capital expenditures and certain expenses associated with repair/clean-up related events. • For additional detailed information regarding this agreement, please refer to documents filed with the SEC, including the Current Report on Form 8-K filed March 26, 2018, April 6, 2015 and the quarterly report, Form 10Q, filed August 6, 2015, as amended on November 6, 2015. 26

Summary Organizational Structure Delek US Holdings, Inc. Delek Logistics GP, LLC Public Unitholders NYSE: DK 94.6% (the General Partner) ownership interest (1) 61.4% interest Limited partner-common 2.0% interest 36.6% interest General partner interest Limited partner-common Incentive distribution rights Delek Logistics Partners, LP NYSE: DKL (the Partnership) 100% ownership interest Operating Subsidiaries 1) As of March 31, 2019, a 5.4% interest in the Delek US ownership interest in the general partner is held by three members of senior management of Delek US. The remaining ownership interest is indirectly held by Delek US. 27

DKL: Reconciliation of Cash Available for Distribution 1) Distribution based on actual amounts distributed during the periods; does not include LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution. 2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. 3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek US rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. 28 Note: May not foot due to rounding and annual adjustments that occurred in year-end reporting.

# DKL: Income Statement and Non-GAAP EBITDA Reconciliation

| | 2013[1] | 1Q14[1] | 2Q14 | 3Q14 | 4Q14 | 2014[1] | 1Q15[2] | 2Q15 | 3Q15 | 4Q15 | 2015 | 1Q16 | 2Q16 | 3Q16 | 4Q16 | 2016 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Net Revenue | **$907.4** | **$203.5** | **$236.3** | **$228.0** | **$173.3** | **$841.2** | **$143.5** | **$172.1** | **$165.1** | **$108.9** | **$589.7** | **$104.1** | **$111.9** | **$107.5** | **$124.7** | **$448.1** |
| Cost of Sales | (811.4) | (172.2) | (196.6) | (194.1) | (134.3) | (697.2) | (108.4) | (132.5) | (124.4) | (71.0) | (436.3) | (66.8) | (73.1) | ($73.5) | ($88.8) | (302.2) |
| Operating Expenses (excluding depreciation and amortization presented below) | (25.8) | (8.5) | (9.5) | (10.2) | (9.7) | (38.0) | (10.6) | (10.8) | (11.6) | (11.7) | (44.8) | (10.5) | (8.7) | ($9.3) | ($8.8) | (37.2) |
| Depreciation and Amortization | | | | | | | | | | | | | | | | |
| Contribution Margin | **$70.3** | **$22.8** | **$30.2** | **$23.7** | **$29.3** | **$106.0** | **$24.5** | **$28.8** | **$29.1** | **$26.2** | **$108.6** | **$26.8** | **$30.0** | **$24.7** | **$27.2** | **$108.7** |
| Operating Expenses (excluding depreciation and amortization presented below) | | | | | | | | | | | | | | | | |
| Depreciation and Amortization | (10.7) | (3.4) | (3.5) | (3.7) | (3.9) | (14.6) | (4.0) | (4.7) | (4.5) | (5.9) | (19.2) | (5.0) | (4.8) | ($5.4) | ($5.6) | (20.8) |
| General and Administration Expense | (6.3) | (2.6) | (2.2) | (2.5) | (3.3) | (10.6) | (3.4) | (3.0) | (2.7) | (2.3) | (11.4) | (2.9) | (2.7) | ($2.3) | ($2.3) | (10.3) |
| Gain (Loss) on Asset Disposal | (0.2) | - | (0.1) | - | - | (0.1) | - | - | - | (0.1) | (0.1) | 0.0 | - | ($0.0) | $0.0 | 0.0 |
| Operating Income | **$53.2** | **$16.8** | **$24.4** | **$17.5** | **$22.1** | **$80.8** | **$17.1** | **$21.1** | **$21.8** | **$17.9** | **$77.9** | **$19.0** | **$22.5** | **$17.0** | **$19.2** | **$77.7** |
| Interest Expense, net | (4.6) | (2.0) | (2.3) | (2.2) | (2.1) | (8.7) | (2.2) | (2.6) | (2.8) | (3.0) | (10.7) | (3.2) | (3.3) | ($3.4) | ($3.7) | (13.6) |
| (Loss) Income from Equity Method Invesments | | | | | | | | (0.1) | (0.3) | (0.1) | (0.6) | (0.2) | (0.2) | ($0.3) | ($0.4) | (1.2) |
| Income Taxes | (0.8) | (0.1) | (0.3) | (0.2) | 0.5 | (0.1) | (0.3) | (0.1) | (0.1) | 0.6 | 0.2 | (0.1) | (0.129) | ($0.1) | $0.3 | (0.1) |
| Net Income | **$47.8** | **$14.7** | **$21.8** | **$15.1** | **$20.5** | **$72.0** | **$14.6** | **$18.3** | **$18.6** | **$15.3** | **$66.8** | **$15.4** | **$18.9** | **$13.2** | **$15.3** | **$62.8** |
| EBITDA: | | | | | | | | | | | | | | | | |
| Net Income | $47.8 | $14.7 | $21.8 | $15.1 | $20.5 | $72.0 | $14.6 | $18.3 | $18.6 | $15.3 | $66.8 | $15.4 | $18.9 | $13.2 | $15.3 | $62.8 |
| Income Taxes | 0.8 | 0.1 | 0.3 | 0.2 | (0.5) | 0.1 | 0.3 | 0.1 | 0.1 | (0.6) | (0.2) | 0.1 | 0.1 | 0.13 | (0.28) | 0.1 |
| Depreciation and Amortization | 10.7 | 3.4 | 3.5 | 3.7 | 3.9 | 14.6 | 4.0 | 4.7 | 4.5 | 5.9 | 19.2 | 5.0 | 4.8 | 5.4 | 5.6 | 20.8 |
| Amortization of customer contract intangible asse | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - |
| Interest Expense, net | 4.6 | 2.0 | 2.3 | 2.2 | 2.1 | 8.7 | 2.2 | 2.6 | 2.8 | 3.0 | 10.7 | 3.2 | 3.3 | 3.4 | 3.7 | 13.6 |
| EBITDA | $63.8 | $20.2 | $27.9 | $21.2 | $26.1 | $95.4 | $21.1 | $25.7 | $26.1 | $23.6 | $96.5 | $23.7 | $27.1 | $22.0 | $24.4 | $97.3 |

| | 2Q17 | 3Q17 | 4Q17 | 2017 | 1Q18 | 2Q18 | 3Q18 | 4Q18 | 2018 | 1Q19 |
|---|---|---|---|---|---|---|---|---|---|---|
| Net Revenue | **$126.8** | **$130.6** | **$151.2** | **$538.1** | **$167.9** | **$166.3** | **$164.1** | **$159.3** | **$657.6** | **$152.5** |
| Cost of Sales | (85.0) | ($89.1) | ($106.1) | (372.9) | (119.0) | (106.0) | ($105.6) | ($98.4) | (429.1) | ($96.3) |
| Operating Expenses (excluding depreciation and amortization presented below) | (10.0) | ($10.7) | ($12.3) | (43.3) | (12.6) | (14.9) | ($14.5) | ($15.4) | (57.4) | ($15.3) |
| Depreciation and Amortization | | | | | | | ($6.3) | ($5.8) | (12.1) | ($6.1) |
| Contribution Margin | **$31.8** | **$30.8** | **$32.8** | **$121.9** | **$36.3** | **$45.3** | **$37.8** | **$39.6** | **$159.1** | **$34.8** |
| Operating Expenses (excluding depreciation and amortization presented below) | | | | | | | **($0.9)** | **($0.4)** | (1.3) | **($0.8)** |
| Depreciation and Amortization | (5.7) | ($5.5) | ($5.5) | (21.9) | (6.0) | (7.0) | ($0.5) | ($0.4) | (13.9) | ($0.5) |
| General and Administration Expense | (2.7) | ($2.8) | ($3.6) | (11.8) | (3.0) | (3.7) | ($3.1) | ($7.4) | (17.2) | ($4.5) |
| Gain (Loss) on Asset Disposal | 0.0 | ($0.0) | ($0.0) | (0.0) | - | 0.1 | ($0.7) | ($0.2) | (0.8) | ($0.0) |
| Operating Income | **$23.4** | **$22.6** | **$23.7** | **$88.1** | **$27.3** | **$34.7** | **$32.6** | **$31.1** | **$125.8** | **$29.1** |
| Interest Expense, net | (5.5) | ($7.1) | ($7.3) | (23.9) | (8.1) | (10.9) | ($11.1) | ($11.2) | (41.3) | ($11.3) |
| (Loss) Income from Equity Method Invesments | 1.2 | $1.6 | $1.9 | 5.0 | 0.8 | 1.9 | $1.9 | $1.5 | 6.2 | $2.0 |
| Income Taxes | (0.1) | ($0.2) | $0.6 | 0.2 | (0.1) | (0.1) | ($0.1) | ($0.2) | (0.5) | ($0.1) |
| Net Income | **$19.0** | **$16.9** | **$18.9** | **$69.4** | **$20.0** | **$25.6** | **$23.3** | **$21.3** | **$90.2** | **$19.7** |
| EBITDA: | | | | | | | | | | |
| Net Income | $19.0 | $16.9 | $18.9 | $69.4 | $20.0 | $25.6 | $23.3 | $21.3 | $90.2 | $19.7 |
| Income Taxes | 0.1 | 0.2 | ($0.6) | (0.2) | 0.1 | 0.1 | 0.1 | $0.2 | 0.5 | 0.1 |
| Depreciation and Amortization | 5.7 | 5.5 | 5.5 | 21.9 | 6.0 | 7.0 | 6.7 | 6.3 | 26.0 | 6.6 |
| Amortization of customer contract intangible asse | - | - | - | - | 0.6 | 1.8 | 1.8 | 1.8 | 6.0 | 1.8 |
| Interest Expense, net | 5.5 | 7.1 | 7.3 | 23.9 | 8.1 | 10.9 | 11.1 | 11.2 | 41.3 | 11.3 |
| EBITDA | $30.3 | $29.7 | $31.1 | $115.0 | $34.7 | $45.4 | $43.0 | $40.7 | $163.9 | $39.4 |

1) Results in 2013 and 2014 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
2) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 dropdowns.

Note: May not foot due to rounding.

29

Non-GAAP Reconciliation of Krotz Springs Potential Dropdown EBITDA(1) Krotz Springs Logistics Drop Down Reconciliation of Forecasted Annualized Net Income to Forecasted Incremental EBITDA ($ in millions) Forecasted Range Forecasted Incremental Net Income $ 2.9 $ 3.3 Add Forecasted Incremental Amounts for: Depreciation and amortization 15.6 17.7 Interest and financing costs, net 11.5 13.0 Forecated Incremental EBITDA $ 30.0 $ 34.0 1) Based on projected range of potential future logistics assets that could be dropped to Delek Logistics from Delek US in the future. Amounts of EBITDA, net income and timing will vary, which will affect the potential future EBITDA and associated deprecation and interest at DKL. Actual amounts will be based on timing, performance of the assets, DKL’s growth plans and valuation multiples for such assets at the time of any transaction. 30

Non-GAAP Reconciliation of Increased Paline Pipeline Tariff EBITDA(1) Reconciliation of Forecasted Incremental U.S. GAAP Net Income (Loss) to Forecasted Incremental EBITDA for Paline Pipeline Tariff Increase ($ in millions) Annual Monthly Forecasted Incremental Net Income $ 10.8 $ 0.9 Add Forecasted Incremental Amounts for: Interest Expense, net $ - $ - Depreciation and amortization $ - $ - Forecasted Incremental EBITDA $ 10.8 $ 0.9 1) Based on projected potential future performance from the Paline Pipeline using 36,000 bpd and the tariff change from an incentive rate of $0.75/bbl to the FERC rate of $1.57/bbl. Amounts of EBITDA and net income will vary. Actual amounts will be based on market conditions and pipeline operations. 31

Investor Relations Contact: Assi Ginzburg Keith Johnson Executive Vice President and CFO Vice President of Investor Relations 615-224-1158 615-435-1366